Exhibit 99.1


Xybernaut Reports Revenue Increase for Both Current Quarter and Year-to-Date Tuesday November 9, 8:52 am ET

Third Quarter Revenue Increases 20% Over Previous Year; Nine-Month Revenue Increases 51% and Surpasses Previous Annual Record FAIRFAX, Va.--(BUSINESS
WIRE)--Nov. 9, 2004-- Xybernaut(R) Corporation (NASDAQ:XYBR - News) today announced results for its third quarter ended September 30, 2004. Total revenue for the third quarter of 2004 was $3.2 million, a 20% increase from the comparable 2003 period. Total revenue for the nine months ended September 30, 2004 was $11.0 million, a 51% increase from the nine months ended September 30, 2003.

Other  financial  highlights  for the three  months  ended  September  30,  2004 include:

      o Licensing revenue from the non-exclusive grant of one of the Company's "Dual-Use Flat Panel Display" patents;

      o Shipments of Atigo T systems to Tesco pursuant to the Company's recently announced $9 million order; and

      o Beginning with the fourth quarter of 2003 and continuing through the third quarter of 2004, the Company has now reported its highest four quarterly revenues ever


"We are well on our way to our most successful year ever. In fact, our total nine-month revenues have already surpassed our previous 12-month high," stated Edward G. Newman, chairman and CEO of Xybernaut. "This top-line growth is the direct result of our continued and successful efforts to bring in new and larger customers while still maintaining our focus on existing partners. With our recently announced management team and enhanced corporate governance initiatives in place, I firmly believe that we are poised to continue to deliver positive results through the rest of 2004, 2005 and beyond."

                              XYBERNAUT CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                 (Unaudited)
                                                 September 30,       December 31,
                                                     2004               2003
                                                -------------       -------------
   ASSETS
Current assets:
    Cash and cash equivalents                   $   6,007,537       $   9,524,541
    Restricted cash                                   706,750           1,257,554
    Accounts receivable, net of allowances
     of $533,436 and $557,679                       3,203,146           4,883,899
    Inventory, net of reserves of
     $3,272,716 and $3,272,716                      2,637,345           2,131,436
    Prepaid and other current assets                2,409,136             984,425
                                                -------------       -------------
        Total current assets                       14,963,914          18,781,855
                                                -------------       -------------
Long-term assets:
    Property, equipment and demonstration
     units, net                                       650,721             382,792
    Patent costs, net of accumulated
     amortization of $2,303,101 and
     1,963,971                                        914,798             945,126
    Other                                             540,080             710,294
                                                -------------       -------------
        Total long-term assets                      2,105,599           2,038,212
                                                -------------       -------------
            Total assets                        $  17,069,513       $  20,820,067
                                                =============       =============

   LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
    Current liabilities:
        Accounts payable                        $   2,469,693       $   3,068,374
        Accrued expenses and other                  1,513,905           1,283,200
        Deferred revenue                              230,379             332,884
                                                -------------       -------------
              Total current liabilities             4,213,977           4,684,458
                                                -------------       -------------
    Long-term liabilities:
        Restructuring liability                        13,610              62,330
        Deferred revenue                              320,167             163,754
                                                -------------       -------------
              Total long-term liabilities             333,777             226,084
                                                -------------       -------------
           Total liabilities                    $   4,547,754       $   4,910,542
                                                -------------       -------------

Minority Interest                               $     392,799       $           -

Commitments and contingencies
Stockholders' equity:
    Common stock, $0.01 par value,
     200,000,000 shares authorized,
     179,191,042 and 172,358,223 shares
     issued and outstanding                         1,791,910           1,723,582
    Additional paid-in capital                    171,993,118         163,362,829
    Foreign currency translation                      448,893             430,502
    Accumulated deficit                          (162,104,961)       (149,607,388)
                                                -------------       -------------
            Total stockholders' equity          $  12,128,960       $  15,909,525
                                                -------------       -------------
            Total liabilities and
             stockholders' equity               $  17,069,513       $  20,820,067
                                                =============       =============

                              XYBERNAUT CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                          Three Months Ended               Nine Months Ended
                             September 30,                    September 30,
                    ------------------------------    ------------------------------
                         2004             2003             2004             2003
                    -------------    -------------    -------------    -------------
Revenue:
 Hardware           $   1,587,442    $   1,621,532    $   6,453,475    $   4,222,036
 Consulting,
  licensing and
  other                 1,657,400        1,081,589        4,566,412        3,056,643
                    -------------    -------------    -------------    -------------
 Total revenue          3,244,842        2,703,121       11,019,887        7,278,679
Cost of sales:
 Hardware               1,461,584        1,302,490        5,917,636        3,124,741
 Consulting,
  licensing and
  other                   893,562          690,998        2,547,216        1,920,859
 Provision for
  inventory and
  tooling                       -        1,500,000                -        3,249,354
                    -------------    -------------    -------------    -------------
   Gross income
    / (loss)              889,696         (790,367)       2,555,035       (1,016,275)
Operating
  expenses:
 Sales and
  marketing             3,516,368        2,058,762        9,449,880        6,199,691
 General and
  administrative        1,250,291        1,042,583        3,205,126        3,023,217
 Research and
  development             789,197          708,520        2,742,298        2,708,848
                    -------------    -------------    -------------    -------------
   Total
    operating
    expenses            5,555,856        3,809,865       15,397,304       11,931,756
                    -------------    -------------    -------------    -------------
   Operating
    loss               (4,666,160)      (4,600,232)     (12,842,269)     (12,948,031)
Interest and
 other income /
 (expense), net            20,244          (74,007)          86,828         (361,552)
                    -------------    -------------    -------------    -------------
   Loss before
    minority
    interest           (4,645,916)      (4,674,239)     (12,755,441)     (13,309,583)
Minority interest         103,690                -          257,868                -
                    -------------    -------------    -------------    -------------
   Net loss         $  (4,542,226)   $  (4,674,239)   $ (12,497,573)   $ (13,309,583)
                    =============    =============    =============    =============
   Net loss per
    share (basic
    and diluted)    $       (0.03)   $       (0.03)   $       (0.07)   $       (0.10)
                    =============    =============    =============    =============
   Weighted
    average
    number of
    shares
    outstanding
    (basic and
    diluted)          179,160,879      158,635,685      176,637,760      138,485,139
                    =============    =============    =============    =============

Conference Call -- Tuesday, November 9


Edward G. Newman,  chairman and CEO; Steven A. Newman,  president and COO; Bruce
C. Hayden, senior vice president and CFO; Thomas D. Davis, senior vice president; and Michael Binko, vice president of corporate development will host a conference call today (Tuesday, November 9) starting at 8:30am Eastern Time to discuss the results. The conference call can be accessed via telephone by dialing toll free to (888) 423-3281 from within the U.S. or (612) 332-0530 from outside the U.S. and asking for the Xybernaut Corporation Third Quarter 2004 conference call. The Participant Access Code for the call is 752192.


A re-broadcast of the call will be available from 12:00pm Eastern Time November 9 until 11:59pm Eastern Time on November 10 by dialing (800) 475-6701 from within the U.S. or (320) 365-3844 from outside the U.S. and also entering the same Participant Access Code - 752192.


About Xybernaut


Xybernaut Corporation is the leading provider of wearable/mobile computing hardware, software and services, bringing communications and full-function computing power in a hands-free design to people when and where they need it. Headquartered in Fairfax, Virginia, Xybernaut has offices and subsidiaries in Europe (Germany) and Asia (Japan and China). Visit the Xybernaut Web site at www.xybernaut.com.


Xybernaut, the Xybernaut logo and Mobile Assistant(R) V (MA(R) V) and Atigo(R) are trademarks or registered trademarks of Xybernaut Corporation in the USA and other countries. All other brand and product names are or may be trademarks of, and are used to identify products or services of, their respective owners.

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 (the "Act"). In particular, when used in the preceding discussion, the words "plan," "confident that," "believe," "scheduled," "expect," or "intend to," and similar conditional expressions are intended to identify forward-looking statements within the meaning of the Act and are subject to the safe harbor created by the Act. Such statements are subject to certain risks and uncertainties and actual results could differ materially from those expressed in any of the forward-looking statements. Such risks and uncertainties include, but are not limited to, market conditions, the availability of components and successful production of the Company's products, general acceptance of the Company's products and technologies, competitive factors, timing, and other risks described in the Company's SEC reports and filings.